UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 6, 2011

NEOGEN CORPORATION

(Exact name of registrant as specified in its charter)

MICHIGAN	0-17988	38-2367843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Lesher Place Lansing, Michigan		48912
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 517-372-9200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On October 6, 2011, Neogen Corporation (the “Company”) held its 2011 Annual Meeting of Shareholders, at which meeting 21,566,366 of the 23,315,559 shares outstanding and entitled to vote were present and voted. The matters listed below were submitted to a vote of the shareholders though the solicitation of proxies. The proposals are described in detail in the Company’s Proxy Statement dated as of, and filed with Securities and Exchange Commission on September 1, 2011. The voting results are as follows:

Proposal 1 – Election of Directors

Nominee	For	Withheld

James L. Herbert	17,089,365	843,116

G. Bruce Papesh	17,222,583	709,898

Thomas H. Reed	16,429,612	1,502,869

Proposal 2 – To Approve an Increase in the Company’s Authorized Common Shares

The shareholders approved the increase, from 30,000,000 to 60,000,000, in the number of authorized shares of Common Stock.

For	Against	Abstain	Broker Non-Vote

17,581,449	3,937,218	43,280	4,419

Proposal 3 – To Approve an Amendment to the Company’s 2007 Stock Option Plan

The shareholders approved the amendment to the Company’s 2007 Stock Option Plan, increasing the number of shares authorized for issuance to 2,500,000 shares.

For	Against	Abstain	Broker Non-Vote

16,343,699	1,440,062	148,719	3,633,886

Proposal 4 – To Approve the Establishment of the Neogen Corporation 2011 Employee Stock Purchase Plan

The shareholders approved the establishment of the Company’s 2011 Employee Stock Purchase Plan, as described in the proxy materials.

For	Against	Abstain	Broker Non-Vote

17,278,068	499,281	155,132	3,633,885

Proposal 5 – To Approve, by Non-Binding Vote, the Compensation of Executives

The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy materials.

For	Against	Abstain	Broker Non-Vote

16,999,981	554,984	377,515	3,633,886

Proposal 6 – To Approve, by Non-Binding Vote, the Frequency of Future Shareholder Advisory votes on Executive Compensation

The shareholders approved, on an advisory basis, the Board’s recommendation to hold the shareholder advisory vote on executive compensation annually.

Annual	Every 2 Years	Every 3 Years	Abstain	Broker Non-Vote

15,174,059	670,421	1,794,022	293,978	3,633,886

Proposal 7 – Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

The shareholders ratified the appointment of Ernst & Young LLP as the Company’s auditors for the fiscal year ended May 31, 2012.

For	Against	Abstain	Broker Non-Vote

21,133,159	298,472	134,735	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGEN CORPORATION
(Registrant)
Date: October 11, 2011
/s/ Steven J. Quinlan

Steven J. Quinlan
Vice President & CFO